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                                                                   Exhibit 10.20

          TRUST AGREEMENT (this "Trust Agreement") made this 1st day of February, 2000, by and between Cabot Oil & Gas Corporation, a Delaware corporation (the "Company" or "Grantor"), and HARRIS TRUST AND SAVINGS BANK, an Illinois banking corporation (the "Trustee").


                             W I T N E S S E T H:
                             - - - - - - - - - -

          WHEREAS, the Company has adopted the nonqualified deferred compensation plan listed in Appendix A (the "Plan");

          WHEREAS, the Company has incurred or expects to incur liability under the terms of the Plan with respect to the Participants;

          WHEREAS, the Company desires to establish a trust (hereinafter called the "Trust") and, in its discretion, to contribute to the Trust assets that shall be held therein, subject to the claims of the Company's creditors in the event the Company is Insolvent, to provide an alternative source of funds to assist the Company in meeting its liabilities under the Plan;

          WHEREAS, the Company desires to direct the investment of the Trust assets; and

          WHEREAS, Harris Trust and Savings Bank is willing to act as Trustee of the Trust upon all of the terms and conditions hereinafter set forth.

          NOW, THEREFORE, the Company and the Trustee declare and agree that the Trustee will receive, hold and administer all sums of money and such other property acceptable to the Trustee as shall from time to time be contributed, paid or delivered to it hereunder, IN TRUST, upon all of the following terms and conditions:

          1.   Establishment of Trust.

               (a) The Company hereby establishes with the Trustee a Trust consisting of deposits of cash or other property acceptable to the Trustee, which shall become the principal of the Trust, to be held, administered and disposed of by the Trustee as provided in this Trust Agreement. All such cash and other property, all investments and reinvestments made therewith and the income and proceeds thereof, less the payments or other distributions which, at the time of reference, shall have been made by the Trustee, are referred to herein as the "Trust" or "Fund".

               (b)  The Trust hereby established shall be irrevocable.

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               (c)  The Trust is intended to be a grantor trust within the meaning of subpart E, part I, subchapter J, chapter 1, subtitle A of the Code of which the Company is the grantor. The Company acknowledges that determination of the status of the Trust as a grantor trust has been made by the Company and Harris Trust and Savings Bank assumes no responsibility in this regard. The Company represents and covenants to the Trustee that at all times during the continuation of the Trust: the Trust shall constitute an unfunded arrangement and the establishment of this Trust shall not affect the status of any Plan as an unfunded plan maintained for the purpose of providing deferred compensation for a select group of management or highly compensated employees and/or as an excess benefit plan for purposes of Title I of ERISA; if any interests in the Plan are deemed to be "securities," within the meaning of the Securities Act, each offering by the Company of any such interests either has been or will be registered under the Securities Act or falls or will fall within an available exemption from the registration requirements of such Act, and complies or will comply with any applicable state securities laws; and the Trust is not required to register as an investment company under the Investment Company Act of 1940, as amended.

               (d) Unless and until withdrawn from trust as provided herein, the principal of the Trust, and any earnings thereon, shall be held separate and apart from other funds of the Company (or any other grantor trust established by the Company) and shall be used exclusively for the uses and purposes of Participants and general creditors of the Company as herein set forth. Participants shall have no preferred claim on, or any beneficial ownership interest in, any assets of the Trust. Any rights created under a Plan and this Trust Agreement shall be unsecured contractual rights of Participants against the Company, and, subject to the other terms and conditions of this Trust Agreement, to the extent that the Company fails to pay a Participant benefits to which such Participant is entitled under a Plan, such Participant shall be entitled to receive such deficiency from the available assets of the Trust, but not in excess of the amount required by the Payment Schedule to be paid to such Participant. Any claim of a Participant to receive benefits under a Plan in addition to the payments set forth in the Payment Schedule for such Participant shall be solely against the Company and not against the Trust or the Trustee. Any assets held by the Trust will be subject to the claims of the general creditors of the Company under Federal and state law in the event the Company becomes Insolvent.

               (e) The Trustee shall be responsible only for contributions actually received by it. The amount and timing of each or any contribution shall be determined in the sole discretion of the Company. The Company may undertake under the terms of a Plan or a related agreement to which the Trustee is not a party to make contributions at specific intervals or on the occurrence of a specific event. If the Company fails to make any such contribution, in whole or in part, the Company shall be responsible for notifying affected Participants. The Trustee shall have no obligation to police the Company's compliance therewith or to notify Participants thereof. The Trustee shall have no duty or responsibility to any Person to bring any proceeding or take any other action to compel any contributions by the Company, except to add such contributions to the Trust for the account of the designated Plans if and when received by the Trustee.

               (f) The Trustee shall maintain a separate account, and such sub-accounts as the Company shall deem advisable to reflect the Equitable Share of the Plan, or part thereof, in the

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Trust. The Company shall advise the Trustee of the Equitable Shares at the time of each contribution to or distribution from the Trust.

          2.   Payments to Participants.

               (a) The Company shall be solely responsible for keeping, and providing to the Recordkeeper, accurate books and records with respect to the employees of the Company, their compensation and their beneficiaries' rights and interests in the Trust pursuant to the Plan. As soon as practicable after the establishment of this Trust and the addition of any nonqualified deferred compensation plan to Appendix A, or the amendment of any Plan, the Company shall provide the Recordkeeper with certified copies of such Plans and/or amendments, and all related documents. The Trustee shall not be required to maintain any separate records or accounts with respect to any Participant, and any records or accounts required to be maintained pursuant to the terms of any Plan shall be the responsibility of the Company or Recordkeeper.

               (b) As soon as practicable after the establishment of this Trust, the Company shall deliver a Payment Schedule to the Trustee. The Company shall regularly revise or update the Payment Schedule, as required. Except as otherwise provided in Section 3, upon receipt from the Company of such Payment Schedule, which shall include the amount of Federal, state and local tax required to be withheld, the Trustee shall make payments at the times and in the manner and form specified in such Payment Schedule to Participants and to the Company with respect to any taxes withheld from such payments in accordance with the Company's instructions, all to the extent funds are available in the Trust with respect to the applicable Plan. The Trustee shall not make any payments to Participants from the Trust other than as required by the Payment Schedule.

               (c) The Company may make payment of benefits directly to Participants as they become due under the terms of the Plan. In such event, the Company shall also provide for the reporting and withholding of any Federal, state or local taxes that may be required to be withheld with respect to such benefit payments. The Company shall notify the Trustee of its decision to pay such benefits directly prior to the time amounts are payable to Participants, and any such notice received by the Trustee shall constitute an amendment of the affected Payment Schedule.

               (d) If the principal of the Trust, and any earnings thereon, allocated to a Plan are not sufficient to make payments of all benefits then payable as of a payment date in accordance with the Payment Schedule, the Trustee shall notify the Company of the deficiency and the Company shall determine the specific amounts to be paid to each payee and provide such to the Trustee in writing.

               (e) The Company shall have sole responsibility for the payment of all withholding taxes to, and the filing of all required tax returns with, the appropriate taxing authority and shall furnish each Participant with the appropriate tax information form evidencing such payment and the amount thereof. The Company shall provide the Trustee with a schedule of all benefits that have been paid by the Company directly to Participants and a schedule of all tax

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withholding payments made by it to the taxing authorities within fifteen (15)
days after the end of the month in which such payments have been made.

               (f) The entitlement of a Participant to benefits under the Plan shall be determined by the Company and any claim for such benefits shall be considered and reviewed by the Company or its designee under the procedures set forth in the applicable Plan. The Trustee shall have no responsibility with regard to administration of the Plan. Without limiting the generality of the foregoing, the Trustee shall have no responsibility should the Trust, or any Plan's interest in the Trust, have insufficient assets from which to make any distribution called for under any Payment Schedule or Plan, the Trustee shall have no responsibility to interpret the provisions of the Plan, and the Trustee shall have no responsibility for determining whether any Participant has become entitled to any distribution under any Plan, or the amount thereof, and the Trustee shall be entitled to rely solely upon the accuracy, timeliness and completeness of the latest Payment Schedule delivered to it by the Company.

               (g) The Trustee shall notify the Company periodically of any returned or undeliverable payments to Participants. Any payments remaining unclaimed for [six (6)] months after such notice has been given to the Company shall be returned to Trust and allocated to the account of the Plan originally debited.

          3. Trustee Responsibility Regarding Payments to Trust Beneficiary When Company is Insolvent.

               (a) At all times during the continuance of this Trust, as provided in Section 1 (d) hereof, the principal and income of the Trust shall be subject to claims of general creditors of the Company under Federal and state law.

               (b) The Trustee shall cease payment of benefits to Participants if the Company is Insolvent, as set forth below.

               (1) The Board of Directors and the Chief Executive Officer of the Company shall have the duty to inform the Trustee in writing if the Company is Insolvent. If a person claiming to be a creditor of the Company alleges in writing to the Trustee, or the Trustee has actual knowledge, or the Trustee otherwise receives, in accordance with paragraph (f) of Section 15, written notification, that the Company has become or may be Insolvent, the Trustee shall determine whether the Company is Insolvent for purposes of this Trust Agreement by requesting confirmation that the Company is not Insolvent (a "Section 3(b)(1) Confirmation") from the Board of Directors, acting through its Chairman, and the Chief Executive Officer of the Company. The Trustee shall, without further inquiry of any Person, conclusively rely on such confirmation for all purposes of this Trust Agreement, and, pending such determination, the Trustee shall discontinue payment of benefits to Participants.

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               (2)  Unless the Trustee, acting through the Trustee's officer to whom notices hereunder are to be directed as provided in Section 15(f), has actual knowledge that the Company is or may be Insolvent, or has received written notification, in accordance with paragraph (f) of Section 15, from the Company or a Person claiming to be a creditor of the Company alleging that the Company is Insolvent, the Trustee shall have no duty to the Company or the Company's creditors to inquire whether the Company is Insolvent.

               (3) If the Trustee does not receive a Section 3(b)(1) Confirmation, the Trustee shall discontinue payments to Participants and shall hold the assets of the Trust for the benefit of the Company's general creditors until the Trustee either receives a court order directing the disposition of the Trust, or the Chairman of the Board of Directors and the Chief Executive Officer of the Company deliver a written notice to the Trustee confirming that the Company is no longer Insolvent (a "Section 3(b)(3) Confirmation"); provided, however, in no event shall the provisions of Sections 10 and 11 providing for the payment of the Trust's expenses and taxes be suspended.

               (4) Nothing in this Trust Agreement is intended to and shall not in any way diminish any rights of Participants to pursue their rights as general creditors of the Company with respect to benefits due under the Plan or otherwise.

               (5) The Trustee shall resume the payment of benefits to Participants in accordance with Section 2 only after the Trustee has received a Section 3(b)(1) or a Section 3(b)(3) Confirmation.

               (c) Provided that there are sufficient assets, if the Trustee discontinues the payment of benefits from the Trust and subsequently resumes such payments pursuant to Section 3(b), the first payment following such discontinuance shall include the aggregate amount of all payments due to Participants under the terms of the Plan for the period of such discontinuance, less the aggregate amount of any payments certified by the Company to the Trustee to have been made to such Participants by the Company in lieu of the payments provided for hereunder during any such period of discontinuance.

          4.   Payments to Company.

          Except as provided in Sections 3, 10 and 11, the Company shall have no right or power to direct the Trustee to return to the Company or to divert to others, any of the Trust assets before all payment of benefits have been made to Participants pursuant to the terms of the Plan, as certified to the Trustee by the Company in writing, and all obligations owed to the Trustee under Section 10, and all taxes under Section 11, have been fully satisfied or otherwise provided for. If the Plan terminates prior to the termination of this Trust, any excess assets after the satisfaction of all liabilities thereunder and hereunder, shall be allocated as directed by the Company.

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          5.   Investment Authority.

               (a) Discretionary authority for the management and control of the assets of the Trust may be retained, allocated or delegated, as the case may be, for one or more purposes, to and among the Asset Managers by the Company in its absolute discretion. The terms and conditions of appointment, authority and retention of any Asset Manager shall be the sole responsibility of the Company. Any investment policy, and any related guidelines, established by the Company from time to time, shall be communicated to the affected Asset Manager and monitored by the Company. The assets of the Trust shall be invested and reinvested, without distinction between principal and income, at such time or times in such investments pursuant to such investment strategies or courses of action and in such shares and proportions, as each Asset Manager, in its sole discretion, shall deem advisable, subject to such policies and guidelines, if any. The initial Asset Manager shall be the Company and all of the assets of the Trust shall be under its exclusive control and management until further written direction to the Trustee.

               (b) The Company shall promptly notify the Trustee in writing of the appointment or removal of an Asset Manager and shall specify the portion of the Trust to be managed by such Asset Manager. Each Asset Manager shall have sole and complete investment responsibility for the assets of the Trust that are subject to its discretionary authority or control and the Trustee shall receive, hold and transfer assets purchased or sold by the Asset Manager in accordance with the directions of such Asset Manager. The Trustee shall be under no duty or obligation to review or to question any direction of any Asset Manager, or to review the securities or any other property held in any Directed Fund with respect to prudence, proper diversification or compliance with any limitation on an Asset Manager's authority under this Trust Agreement or the terms of a Plan, any investment policies and guidelines, or any agreement entered into between the Company and the Asset Manager or imposed by applicable law, or to make any suggestions or recommendations to any Asset Manager or the Company with respect to the retention or investment of any Directed Fund. The Trustee shall have no authority to take any action or to refrain from taking any action with respect to any asset of a Directed Fund unless and until it is directed to do so by the Asset Manager of such Directed Fund or the Company.

               (c) The Trustee will have no responsibility for any asset allocated to a Directed Fund upon the resignation or removal of an Asset Manager unless and until the Trustee has been notified in writing by the Company that the Asset Manager's authority will be terminated or relinquished, and the Trustee has agreed in writing to become an Asset Manager or that such assets are to be integrated with a Discretionary Fund, as the case may be. In no event shall the Trustee be liable for any losses to the Trust resulting from the disposition of any investment made for a Directed Fund or for the retention of any illiquid or unmarketable investment or for the holding of any other asset acquired therefor if the Trustee is unable to dispose of such investment because of any securities laws restrictions or if an orderly liquidation of such investment is difficult under prevailing conditions, or for failure to comply with any investment or diversification limitations imposed by the Company, or for any other violation of the terms of this Trust Agreement, any Plan or applicable law or laws, as a result of the addition of such assets to the Discretionary Fund.

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               (d)  No person dealing with the Trustee or an Asset Manager hereunder shall be under any obligation to see to the proper application of any money paid or property delivered to the Trustee or the Asset Manager, or to inquire into the authority of the Trustee or the Asset Manager as to any transaction, or the validity, expediency or propriety thereof.

          6.   Powers of the Asset Managers.

               (a) Without in any way limiting the powers and discretions conferred upon the Asset Managers by the other provisions of this Trust Agreement or by law, each Asset Manager shall be vested with the following powers and discretions, and, upon the directions of the Asset Manager, the Trustee shall make, execute, acknowledge and deliver any and all documents of transfer and conveyance and any and all other instruments that may be necessary or appropriate to enable-such Asset Manager to carry out such powers and discretions:

               (1) to invest and reinvest in any property, real, personal or mixed, wherever situated and whether or not productive of income or consisting of wasting assets, including, without limitation, common and preferred stocks, bonds, notes, debentures (including convertible stocks and securities but not including any stock or other security (or right to acquire such stock or other security) of the Company (other than a de minimis amount held in commingled investment vehicles in which an Asset Manager invests)), leaseholds, mortgages, certificates of deposit or demand or time deposits (including any such deposits with the Trustee), securities of investment companies, registered or unregistered (notwithstanding that the Asset Manager, or Trustee, or an affiliate of the Asset Manager, acts as investment adviser, custodian, transfer agent, registrar, sponsor, distributor or manager or provides, for compensation, other services to the investment company, including specifically the Harris Insight Funds from which the Trustee receives an investment advisory fee, all or a part of which is paid to Trustee's affiliate Harris Investment Management, Inc. for its portfolio management service provided to Harris Insight Funds), interests in partnerships and trusts, insurance contracts, and oil, mineral or gas properties, royalties, interests or rights, without being limited to the classes of property in which trustees are authorized to invest by any applicable law or any rule or court of any state and without regard to the proportion any such property may bear to the entire amount of the Trust assets;

               (2)  to retain any property at any time received by the Trust;

               (3) to purchase, sell, exchange, convey, transfer or otherwise dispose of any property by private contract or at public auction;

               (4) to grant and exercise options for the purchase or exchange of property held by it;

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               (5)  to enter into contracts or to make commitments, either alone or in company with others, to sell or acquire property;

               (6) to purchase, sell, write or issue puts, calls or other options, covered or uncovered, to enter into financial futures contracts, forward placement contracts, standby contracts and similar arrangements commonly referred to as "derivatives", and in connection therewith, to deposit, hold (or direct the Trustee to deposit or hold) or pledge assets of the Trust;

               (7) to exercise all voting or other rights (but subject to the suspension of any voting rights as a result of any broker loan or similar agreement); to give general or special proxies or powers of attorney with or without power of substitution; to exercise any conversion privileges, subscription rights or other options and to make any payments incidental thereto; to participate in any plan of reorganization, consolidation, merger, combination, liquidation or other similar plan relating to property that is subject to its management and control and to consent to or oppose any such plan or any action thereunder or any contract, lease, mortgage, purchase, sale or other action by any person, and to delegate discretionary powers and to pay any assessments or charges in connection therewith;

               (8) to manage, administer, operate, insure, repair, improve, develop, preserve, mortgage, lease or otherwise deal with, for any period, any real property or any oil, mineral or gas properties, royalties, interest, or rights directly or through any corporation, either alone or by joining with others, using Trust assets for any such purposes, to modify, extend, renew, waive or otherwise adjust any provision of any such mortgage or lease and to make provision for amortization of the investment in or depreciation of the value of such property; and

               (9) to acquire the remaining undivided interest of any Affiliate Trust created by an Affiliate pursuant to Section 18 without notice to or consent of any other Person.

               (b)  In addition, the Trustee is hereby authorized:

               (1) to register any securities held in the Trust or to take title to any property in its own name or in the name of a nominee or nominees, with or without the addition of words indicating that such securities or other property are held as trustee, and to hold any securities in bearer form, and to combine certificates representing such securities with certificates of the same issue held by the Trustee in other representative capacities or as agent for customers, or to deposit or to arrange for the deposit of such securities in any qualified central depository, domestic or foreign, even though, when so deposited, such securities may be merged and held in bulk in the name of the nominee of such depository with other securities deposited therein by other depositors, or to deposit or arrange for the deposit of any securities

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          issued by the United States Government, or any agency or
          instrumentality thereof, with a Federal Reserve Bank, but the books and records of the Trustee shall at all times show that all such investments are part of the Trust;

               (2) to employ on behalf of the Trust suitable agents, accountants, actuaries, investment advisers, financial or employee benefits consultants, sub-custodians and depositories, domestic or foreign, counsel, who may be counsel to the Company or the Trustee, and others, to assist it in determining or performing its duties or obligations hereunder, and to pay their reasonable expenses and compensation from the Trust to the extent not paid by the Company, and to confer upon any depository or sub-custodian the powers conferred upon the Trustee by subparagraph (1) of this Section 6(b) as well as the power to appoint subagents and sub-depositories, wherever situated, in connection with the retention of securities or other property;

               (3)  to extend the time of payment of any obligation held by it;

               (4) subject to Section 9(b) and with the consent of the Company: to compromise, compound, submit to arbitration or settle any claims, debts, damages or obligations due or owing to or from, or otherwise adjust all claims in favor of or against, the Trust, except that the consent of the Company shall not be required in connection with any claim with respect to which the Trustee is not entitled to be reimbursed or indemnified for liabilities, damages and expenses under this Agreement; to commence or defend suits or legal proceedings to protect any interest of the Trust; and to represent the Trust in all suits or legal proceedings in any court or before any other body or tribunal;

               (5) to organize under the laws of any state a corporation or trust for the purpose of acquiring and holding title to any property which it is authorized or directed to acquire hereunder and to exercise, or permit the Asset Manager with respect thereto, to exercise any or all of the powers set forth herein;

               (6) to hold uninvested any monies received by it, without incurring any liability for the payment of interest thereon, until such monies shall be invested or disbursed; and

               (7) to be reimbursed for the expenses incurred in exercising any of the foregoing powers or to pay the reasonable expenses incurred by any agent, manager or trustee appointed pursuant hereto.

               (c) All rights associated with the assets of the Trust shall be exercised by the Company, the Trustee, or an Asset Manager, as hereinabove provided, and shall in no event be exercisable by, or rest with, Participants.

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               (d)  The Company reserves the right to transfer to the Trust paid-up life insurance contracts (each a "PLIC") on or for the life of any Participant or to direct, in writing, the Trustee to purchase a PLIC on or for the life of any such Participant out of amounts held in the Trust with respect to one or more Plans. A PLIC shall be an asset of the Trust subject to the claims of the Company's creditors in the event the Company is Insolvent. The proceeds of any PLIC shall, upon the death of the insured Participant or otherwise, upon receipt by the Trustee, be credited to the Equitable Share of the applicable Plan. The Trustee shall have no power to name a beneficiary of the PLIC other than the Trust, to consent to the assignment of the PLIC (as distinct from conversion of the PLIC to a different form upon the written direction of the Company) other than to a successor trustee hereunder, or to loan to any Person (other than the Company) the proceeds of any borrowing against such PLIC. Except as provided in this paragraph (d), the Trustee's sole responsibility with respect to any insurance contract, including a PLIC, to be held under the Trust or purchased with Trust assets shall be as directed owner and custodian thereof and the Company shall be solely responsible for determining the issuer and the terms of any such insurance contract and monitoring the terms of the insurance contract and the issuer thereof to determine and protect the Trust's rights and to instruct the Trustee in the exercise of those rights.

               (e) When the Trustee delivers property against payment, delivery of the property and receipt of payment may not be simultaneous. In such case, the risk of non-receipt of payment shall be the Trust's, and the Trustee shall have no liability therefor. All credits to the Trust of the anticipated proceeds of sales and redemption of property arid of anticipated income from property shall be conditional upon receipt by the Trustee of final payment and may be reversed to the extent final payment is not received. At the discretion of the Trustee, the Trust may make use of such conditional credits. To the extent such credits do not become unconditional by receipt of final payment, the Trust shall reimburse the Trustee upon demand for the amount of such conditional credits. When the Trustee is to receive property, it is authorized to accept documents in lieu of such property as long as such documents contain the agreement of the issuer thereof to hold such property subject to the Trustee's sole order. The Trustee may, in its discretion, advance funds to the Trust to facilitate the settlement of any trade. In the event of such an advance, the Trust shall immediately reimburse the Trustee for the amount thereof.

          7.   Disposition of Income.

          During the term of this Trust, all income received by the Trust, net of expenses charged to income and taxes, shall be added to principal and reinvested.

          8.   Accounting by Trustee.

               (a) The Trustee shall maintain records of all investments, receipts, and disbursements under this Trust Agreement, and all accounts, books and records relating thereto shall be open to inspection and audit at all reasonable times during normal business hours by any Person designated by the Company.

               (b) Within a reasonable time after the close of each calendar year (or such shorter period as to which the Company and Trustee may agree), or of any termination of the duties

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of the Trustee hereunder, the Trustee shall deliver to the Company a written statement of transactions reflecting its acts and transactions as trustee hereunder during such calendar year (or such shorter period), or during such period from the close of the last calendar year or last statement period to the termination of the Trustee's duties, respectively, including a statement of the then current value of the Trust. Any such statement shall be deemed an account stated and accepted and approved by the Company, and the Trustee shall be relieved and discharged to all Persons with respect to all matters and things contained in such statement as though such account had been settled and allowed by a judgment or decree of a court of competent jurisdiction in an action or proceeding to which the Company and all Persons having any beneficial interest in the Trust were parties, unless the Company shall have filed with the Trustee specific written exceptions or objections to any such statement within ninety
(90) days of receipt thereof by the Company.

               (c) The Trustee will determine the value of the Trust as of each reporting date under Section 8. Except in the case of an investment in which amortized cost is the valuation method designated, assets will be valued at their market values at the close of business on such date, or, in the absence of readily ascertainable market values, at such values as the Trustee determines in accordance with methods consistently followed and uniformly applied or obtained as provided below. The Company acknowledges and agrees that in the normal course of valuing assets, the Trustee may rely on pricing information provided by recognized pricing services which the Trustee deems to be reliable or provided by the Asset Manager or dealers or sponsors of pooled investment vehicles ("dealers"), and that the Trustee does not verify, warrant or represent the accuracy or completeness of such information, and shall not be liable for any diminution or inflation in the value of any assets as a result of any inaccurate or incomplete information furnished or transmitted by such pricing services or the Asset Managers or dealers. The Trustee may rely for all purposes of this Trust Agreement on the latest valuation information submitted to it even if such information predates the purported valuation date. The Company will provide or cause the Asset Managers to provide the Trustee with all information needed by the Trustee to value such assets and to report and account under this Trust Agreement.

               (d) The Trustee shall have the right, at the expense of the Trust, to apply at any time to a court of competent jurisdiction for judicial settlement of any account of the Trustee not previously settled as herein provided or for the determination of any question of construction or for instructions. In any such action or proceeding it shall be necessary to join as parties only the Trustee and the Company (although the Trustee may also join such other Persons as it may deem appropriate), and judgment or decree entered therein shall be conclusive.

          9.   Indemnification; Liabilities of the Trustee.

               (a) (1) The Trustee shall be indemnified and held harmless by the Company from and against any claim, liability, loss, damage or expenses (including, but not limited to, reasonable attorneys' fees and expenses incurred in preparing, investigating or defending any claim) that may be asserted against the Trustee arising out of any action taken or omitted by the Trustee pursuant to this Trust Agreement, except due to the Trustee's own negligence or willful misconduct. Any loss, damage or expense that is not paid by the Company under this Section or
          Section 10 shall be paid from the assets of the Trust and, until so paid, shall constitute a charge on the Trust and a lien against the assets of the Trust in favor of the Trustee.

               (2) The Company shall be indemnified and held harmless by the Trustee from and against any claim, liability, loss, damage or expenses (including, but not limited to, reasonable attorneys' fees and expenses incurred in preparing, investigating or defending any claim) that may be asserted against the Company arising out of any negligent action or omission by the Trustee hereunder or arising out of its willful misconduct hereunder.

               (b) If the Trustee undertakes or defends any litigation, action, proceeding or appeal arising in connection with this Trust, the Company agrees to indemnify the Trustee against the Trustee's costs, expenses and liabilities (including, without limitation, reasonable attorneys' fees and expenses) relating thereto and to be primarily liable for such payments, and to make periodic payments in respect of such fees and expenses during the course of any such proceedings. The Trustee shall not be required to take any action pursuant to Section 6(b)(4), or pursuant to a direction by the Company pursuant to
Section 11(b), or otherwise, unless it shall have been indemnified by the Company or the Trust to the Trustee's reasonable satisfaction against any liabilities and expenses it might incur therefrom. The Trustee shall also be entitled to reasonable payment from the Trust for allocation of the Trustee's personnel to the investigation and defense or prosecution thereof, at the Trustee's normal hourly billing rates. If the Company does not pay such costs, fees, expenses and liabilities in a reasonably timely manner, the Trustee shall charge the assets of the Trust to the extent sufficient for any unpaid costs, fees, expenses and liabilities.

               (c)  Any charges allocable to the Trust under this Section or
Section 10 shall be allocated pro rata, to and among the Equitable Shares of the Plans having an interest in the claim, action or proceeding.

               (d) Under no circumstances shall the Trustee incur liability in contract, tort or otherwise to any Person for any consequential, special or punitive damages, whether or not foreseeable, with respect to the Trust or its role as Trustee of the Trust.

          10.  Expenses and Compensation of Trustee.

          The Company shall pay to or reimburse the Trustee its reasonable expenses incurred or arising out of the management and administration of the Trust, including, without limitation, advances for or prompt reimbursement of reasonable fees and expenses of counsel and any other Person which provides services contemplated herein or under any Plan, and, in addition, the Company shall pay the Trustee reasonable compensation for the Trustee's services hereunder, the amount of which shall be agreed upon from time to time by the Company and the Trustee in writing; provided, however, that, to the extent that the Company does not timely pay or reimburse any amounts payable or reimbursable by the Company pursuant to this Section 10, such amounts shall be paid or reimbursed from the assets of the Trust and, until so paid or reimbursed, shall be a charge on the Trust and shall constitute a lien on the assets of the Trust in favor of the Trustee. If the Trustee amends its fee schedules and forwards an amended fee schedule to the Company requesting its agreement thereto and the Company fails to object thereto in writing within ninety (90) days thereafter, the amended fee schedule shall be deemed to be agreed upon by the Company and the Trustee, as of its stated effective date.

          11.  Taxes.

               (a) All income, deductions and credits attributable to the Trust belong to the Company and will be included on the Company's income tax returns. Any and all Federal, state, local or other tax returns required to be filed with respect to the Trust shall be prepared and filed by the Company. The Company shall pay any Federal, state, local or other taxes imposed or levied with respect to the assets and/or income of the Trust or any part thereof under existing or future laws. Upon furnishing the Trustee with evidence reasonably required by the Trustee of any such tax payments made directly by the Company, the Company shall be entitled to receive reimbursement from the assets of the Trust for the full amount of such taxes paid by it. The Trustee shall promptly notify the Company of any notice it receives relating to any taxes imposed or levied with respect to the assets and/or income of the Trust. If the Trustee receives notice that any such taxes are not timely paid by the Company, the Trustee shall pay such taxes from the assets of the Trust to the extent sufficient therefor, prior to any payments to Participants, after notifying the Company as herein provided. As provided in Section 2(b), the Trustee shall deduct any taxes required to be withheld with respect to any payments made to Participants pursuant to the Trust, with any such taxes being paid out of the Trust.

               (b) The Company, in its discretion, may undertake, at the sole expense of the Company, to defend any tax claims which are asserted by the Internal Revenue Service against any Participant and which the Company determines would affect Participants generally. In addition, the Company may contest or, subject to Section 9(b), direct the Trustee to contest the validity or amount of any tax, claim, assessment or demand otherwise respecting the Trust or any part thereof, but the Company shall have the sole authority and responsibility to determine whether or not to appeal any determination made by the Internal Revenue Service or by any court. The Company may, but shall not be required to, agree to reimburse directly, or direct the Trustee to reimburse, any Participant for any taxes, interest or penalties in respect of tax claims hereunder which the Company determines would affect Participants generally, upon receipt of documentation of same (but in no event shall the Trust be responsible therefor in, the absence of such direction). Any distributions from the Trust to a Participant under this Section for reimbursements of taxes (but not for reimbursement of interest or penalties) shall reduce the benefits payable to such Participant under the Plan.

          12.  Resignation and Removal of Trustee; Appointment of Successor.

               (a) The Trustee may resign or be removed upon sixty (60) days' prior written notice to or from the Company, as the case may be, at any time.

               (b) Such resignation or removal shall be effective upon the earlier of the expiry of the notice period provided herein (unless a shorter period is agreed upon by the parties) and the appointment of a successor trustee.

               (c) Upon resignation or removal of the Trustee, the Company shall appoint any natural person or persons or a bank or trust company, or combination thereof, as a successor to replace the Trustee hereunder. Any such successor trustee shall have all the rights, powers and duties granted the Trustee hereunder, including ownership rights in the Trust assets. Such appointment of a successor trustee shall be effected by delivery to the Trustee of (i) a written appointment of such successor trustee, duly executed by the Company and (ii) a written acceptance by such successor trustee, duly executed thereby. The Trustee shall execute any instruments necessary or reasonably requested by the successor trustee to evidence the transfer.

               (d) If a successor trustee shall not have been appointed prior to the effective time of the Trustee's resignation, the Trustee may apply to any court of competent jurisdiction for the appointment of a successor trustee or for instructions. All expenses of the Trustee in connection with such proceeding shall be allowed and charged to the Trust as administrative expenses of the Trust.

               (e) The Trustee is authorized to reserve such amount as it may deem advisable for payments of its fees and expenses in connection with the settlement of its account or otherwise, and any balance of such reserve remaining after the payment of such fees and expenses shall be paid over to the successor trustee. The Trustee is authorized to invest such reserves in any investment authorized under the terms of this Trust Agreement appropriate for the temporary investment of cash reserves of trusts. After the acceptance and approval of its account and the payment of its expenses, the Trustee shall transfer and deliver the balance of the Trust to such successor, and the Trustee shall have no further responsibilities to any Person under this Trust Agreement.

          13.  Amendment or Termination.

               (a) This Trust Agreement (including any Appendices or Schedules) may be amended, in whole or in part, at any time and from time to time, by the Company. Notwithstanding the foregoing, (i) the Company shall ensure that no such amendment conflicts with the terms of the Plan or shall make the Trust revocable, and (ii) no amendment (including the deletion or addition of a Plan on Appendix A) which affects the rights, duties or responsibilities of the Trustee may be made without the Trustee's prior written consent.

               (b) Any limitations contained in Section 13(a) shall not apply with respect to any amendment which is reasonably necessary, in the opinion of counsel to the Company and reasonably acceptable to the Trustee, to preserve the status of the Trust as a grantor trust and the status of the Plan as unfunded for Federal income tax purposes and for purposes of ERISA.

               (c) The Trust shall not terminate until the date on which Participants are no longer entitled to benefits pursuant to the terms of the Plan; provided, however, the Trust shall terminate prior to such date if and when all of the assets of the Trust are consumed in satisfaction of the claims of the general creditors of the Company pursuant to Section 3. Upon satisfaction of all liabilities under the Plans with respect to all Participants, the Company, pursuant to a resolution of its Board of Directors, may terminate the Trust by delivery to the Trustee of (i) a certified copy of such resolution,
(ii) a certification of the Plans' enrolled actuary confirming that all liabilities under the Plans have been satisfied, and (iii) a written instrument of termination duly executed and acknowledged in the same form as this Trust Agreement.

               (d)  Upon termination of the Trust in accordance with this
Section 13, the Trustee shall, after acceptance and approval of its account, at the direction of the Company, return any assets remaining in the Trust to the Company. Upon completing such distribution, the Trustee shall be relieved and discharged of any responsibilities under this Trust Agreement. The powers of the Trustee under this Section and Section 12 shall continue as long as any assets of the Trust remain in its possession.

          14.  Authorities.

               (a) After the execution of this Trust Agreement, the Company or any successor thereto shall promptly file with the Trustee a certified list of the names and specimen signatures of the officers of the Company and any Persons authorized to act for the Company or any successor thereto. The Company shall cause each Investment Manager to file with the Trustee a certified list of the names and specimen signatures of those individuals authorized to direct the Trustee on its behalf. The Trustee shall be fully protected in acting upon any certifications, instructions, notices, directions, requests or approvals and other communications ("Instructions"), howsoever transmitted, received by the Trustee and purporting to be from any such Persons which the Trustee reasonably believed to be from such a Person, each such Instruction constituting a certification by the Person so giving that such Instruction is in conformity with the terms of the Plan, the Trust and/or other related documents, and the Trustee shall be fully protected in omitting to act in the absence of Instructions.

               (b) Any agreement or understanding between the Company and any Person (including an Investment Manager) or any other provision of this Trust Agreement to the contrary notwithstanding, all Instructions to the Trustee shall be in writing or in such other form including transmission by electronic means through the facilities of third parties or otherwise, agreed to by the Trustee. The Trustee shall be fully protected in acting in accordance therewith, but shall not thereby assume responsibility for any errors or inaccuracies contained in the Instructions to the Trustee or for any delays or failures in such transmission facilities caused by the failure, breakdown or unavailability of any such means of communication or equipment not due to the Trustee's own negligence or willful misconduct.

               (c) The Trustee shall have the right to assume, in the absence of notice in writing to the contrary, that no event constituting a change in, or terminating, the authority of any Person, including any Asset Manager, has occurred.

               (d) The Trustee shall incur no liability under this Trust Agreement for any failure to act pursuant to any Instruction from any Asset Manager, the Company or any other Person or the designee of any of them unless and until it shall have been received in the form acceptable to the Trustee.

          15   Miscellaneous.

               (a) Any provision of this Trust Agreement prohibited by law shall be ineffective to the extent of any such prohibition, without invalidating the remaining provisions hereof.

               (b) Except as required by law, benefits payable to Participants under this Trust Agreement may not be anticipated, assigned (either at law or in equity), alienated, pledged, encumbered or subjected to attachment, garnishment, levy, execution or other legal or equitable process by creditors of Participants.

               (c) This Trust Agreement shall be construed and interpreted under, and the Trust hereby created shall be governed by, the laws of the State of Illinois, insofar as such laws do not contravene any applicable Federal laws, rule or regulations. Section 9 of this Trust Agreement shall be construed as a contract between the Company and the Trustee according to the laws of the State of Illinois in effect from time to time. Nothing in this Trust Agreement shall be construed to subject the Trust created hereunder to ERISA or to cause it to be treated as other than a grantor trust.

               (d) This Trust Agreement shall be binding upon and inure to the benefit of any successor(s) or assign(s) of the Company or the Trustee, or any of its businesses, in whole or in part, as the result of merger, consolidation, reorganization, transfer of assets or otherwise, and any subsequent successor thereto. In the event of any such merger, consolidation, reorganization, transfer of assets or other similar transaction, the successor to the Company or the Trustee or its business or relevant part thereof or any subsequent successor thereto shall promptly notify the other party hereto in writing of its successorship and furnish it with the information specified in Section 14.

               (e) The undertakings and obligations of the Company, and the entitlements of the Trustee, under Sections 9 and 10 of this Trust Agreement shall survive the termination, amendment or restatement of this Trust Agreement, or the resignation or removal of the Trustee.

               (f) Until notice be given in writing to the contrary, all instructions, notices and other communications shall be delivered or sent:

               If to the Trustee to: Harris Trust and Savings Bank
                                     111 West Monroe Street
                                     Sixth Floor West
                                     Chicago, Illinois 60603
                                     Attention: Mark J. Kovel
                                     Tel.: (312) 461-7524
                                     Fax:  (312) 765-8080

               If to the Company to: Cabot Oil & Gas Corporation
                                     1200 Enclave Parkway
                                     Houston, Texas 77077
                                     Attention: Human Resources
                                     Tel.: (281) 589-4600
                                     Fax.: (281) 589-4910

               (g) Notwithstanding any powers granted to the Trustee or any other Person pursuant to this Trust Agreement or by applicable law, no Person shall have any power that could give this Trust the objective of carrying on a business and dividing the gains therefrom, within the meaning of Section 301.7701-2 of the Procedure and Administrative Regulations promulgated pursuant to the Code.

               (h) The Company shall, at any time and from time to time, upon the reasonable request of the Trustee, execute and deliver such further instruments and do such further acts as may be necessary or proper to effectuate the purpose of this Trust Agreement.

               (i) Neither the gender nor the number (singular or plural) of any word shall be construed to exclude another gender or number when a different gender or number would be appropriate.

               (j) The words "paragraph" and "Section" shall be to provisions of this Trust Agreement and the titles to Sections of this Trust Agreement are for convenience of reference only, and this Trust Agreement is not to be construed by reference thereto.

               (k) This Trust Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which shall together constitute only one agreement.

               (l) The Trustee's obligations are limited to those set out in this Trust Agreement. No additional duties or obligations shall be imposed on the Trustee or implied from the terms of this Trust Agreement. In case of any conflict or inconsistency between the terms of this Trust Agreement and any Plan, in determining the obligations and responsibilities of the Trustee, the terms of this Trust Agreement shall control.

               (m) The Company hereby irrevocably and unconditionally agrees for itself and for any Participants (or their beneficiaries) that all claims, actions, suits or proceedings against, or involving, the Trust, this Agreement or the Trustee shall exclusively be brought in the Court of the State of Illinois sitting in Cook County or in the Federal District Court for the Northern District of Illinois, and it further agrees that all such claims, actions, suits or proceedings shall be heard and determined by such courts. Nothing in this Agreement shall affect any right that the Trustee may have to bring any claim, action, suit or proceeding relating to this Agreement or the Trust against the Company or any other person in the courts of any other jurisdiction.

          16   Definitions.

          When used herein, the following terms shall have the following meanings:

               (1) "Asset Manager" shall mean, individually or collectively as the context shall require, the Trustee, with respect to those assets of the Trust allocated to the Discretionary Fund, or an Investment Manager or the Company with respect to those assets of the Trust allocated to a Directed Fund to the extent each is authorized to exercise, discretionary investment authority or control over such assets under Section 5(a).

               (2) "Chief Executive Officer" shall mean the highest ranking officer of the Company at the relevant time.

               (3) "Code" shall mean the Internal Revenue Code of 1986, as amended, and the regulations promulgated and rulings issued thereunder.

               (4) "Directed Fund" shall mean each portion of the Trust subject to the discretionary management and control of an Asset Manager other than the Trustee. If more than one Directed Fund is established under this Trust Agreement, "Directed Fund" shall also mean the Directed Fund subject to the management and control of a particular Asset Manager, as the context may require.

               (5) "Discretionary Fund" shall mean any portion of the Trust subject to the discretionary management and control of the Trustee pursuant to a separate written asset management agreement between the Company and the Trustee.

               (6) "Equitable Share" shall mean the interest of any Plan in the Trust or, if the context shall require, an Investment Fund.

               (7) "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended, and the regulations promulgated and rulings issued thereunder.

               (8) "Insolvent" shall mean (i) the Company is generally not paying its debts as such debts become due unless such debts are the subject of a bona fide dispute, or (ii) the Company is subject to a pending proceeding as a debtor under the United States Bankruptcy Code, Title 11 of the United States Code, or other proceedings intended to liquidate or rehabilitate the Company's estate, or (iii) the Company is subject to regulation by Federal or state regulators and such regulators have determined that the Company is insolvent or should be placed in Insolvency or similar proceedings.

               (9) "Investment Fund" shall mean an account allocated to an Asset Manager for investment in which one or more Plans may have an interest.

               (10) "Investment Manager" shall mean (i) an investment adviser registered under the Investment Advisers Act of 1940, (ii) an investment adviser which is not registered as an investment adviser under such Act by reason of paragraph (1) of section 203A(a) of such Act but is registered as an investment adviser under the laws of the state in which it maintains its principal office and place of business, and, at the time such adviser last filed the registration form most recently filed by it with such State in order to maintain the its registration under the laws of such State, also filed a copy of such form with the United States Secretary of Labor; (iii) a bank as defined in that Act, or (iv) an insurance company qualified to manage, acquire or dispose of any assets of the trusts under the laws of one or more State.

               (11) "Participant" shall mean an active or former employee or director of the Company who is a participant under a Plan, and any beneficiary of such an employee or director.

               (12) "Payment Schedule" means the document delivered to the Trustee by the Company or Recordkeeper showing the amounts payable in accordance with the terms of the Plan in respect of each Participant, the manner in which such amounts are to be paid (as provided for or available under the Plan), the time of commencement for payment of such amounts, the addresses or depositary to which such payments are to be sent, and the Plan, and if relevant, the Investment Fund(s), to be charged.

               (13) "Person" shall mean a natural person, trust,.estate, corporation of any kind or purpose, mutual company, joint-stock company, unincorporated organization, association, partnership, joint venture, employee organization, committee, board, Participant, trustee, partner, or venturer acting in an individual, fiduciary or representative capacity, as the context may require.

               (14) "Recordkeeper" shall mean the Company, or, if different, the Person (other than the Trustee) appointed by the Company to discharge the Company's obligations under Section 2.

               (15) "Securities Act" shall mean the Securities Act of 1933, as amended.

               (16) "writing" or "written" shall mean a manually signed instrument or electronic transmission through a facility approved by the Trustee.

          17   Effective Date.

          The effective date of this Trust Agreement shall be the date of its execution set forth on page 1 of this Trust Agreement, or, if later, the date of its adoption by a Plan added to Appendix A after such date.

          18   Establishment of Trust by Affiliates.

               (a) Any affiliate or subsidiary of the Company (an "Affiliate" and "Parent", respectively) that is obligated to provide benefits to Participants under one or more non-qualified deferred compensation or supplemental retirement Plans may, with the consent of the Parent and the Trustee, by execution of an adoption agreement substantially in the form of Appendix B, elect to establish a trust (the "Affiliate Trust"), which shall be a separate trust subject to all of the terms and conditions of this Trust Agreement (including the provisions of this Section 18) to the same extent and effect as if it had been separately negotiated between the Trustee and such Affiliate (the "Affiliate Trust Agreement"), pursuant to which (and except as herein provided) such Affiliate shall be "the Company" and Grantor thereof for all purposes of such Affiliate Trust Agreement (including, without limitation, the provisions of paragraphs (c) and (d) of Section 1 and Section 3, which provisions shall be construed to apply separately to the Parent and each Affiliate.

               (b) The Affiliate-Grantor appoints Parent, including its designees under Section 14, as its agent for all purposes of the Affiliate Trust Agreement to receive notices, reports or other communications hereunder, to give Confirmations under Section 3, or, where action is required to or may be taken by or on behalf of the "Company" to take or refrain from taking such acts, and Affiliate shall be bound by the decisions, Instructions and actions of the Parent under or affecting the Affiliate Trust Agreement, and the Trustee shall be fully protected by the Parent and the Affiliate-Grantor under Section 9 and
Section 15(e) in relying upon the decisions, instructions, actions, and directions of the Parent; provided, however, in no event shall Parent use the power and authority granted it hereunder to direct the Trustee to pay over any assets of the Trust to the Parent under Section 4 or Section 13, or creditors of Parent under Section 3.

               (c) The Trustee shall not be required to give notice to or to obtain the consent of the Affiliate-Grantor with respect to any action to be taken by the Trustee on or pursuant to the actions of the Parent pursuant to the Affiliate Trust Agreement, and the Parent shall have the sole authority to enforce the Affiliate Trust Agreement on behalf of any Affiliate.

          IN WITNESS WHEREOF, the parties hereto have caused this Trust Agreement to be duly executed as of the day and year first above written.

Attest:                        CABOT OIL & GAS CORPORATION

By: _______________________          By: __________________________
    Name:                                Name:
    Title:                               Title:


Attest:                              HARRIS TRUST AND SAVINGS BANK

By: _______________________          By: __________________________
    Name:                                Name:
    Title:                               Title:

STATE OF ILLINOIS    )
                     ) ss.:
COUNTY OF COOK    )


          On the ____ day of ____________, 2000, before me personally came _________________ to me known, who being by me duly sworn, did depose and say: that he/she resides in ____________________________; that he/she is the _____________________________ of HARRIS TRUST AND SAVINGS BANK, the corporation described in and which executed the above instrument; that he/she knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he/she signed his/her name thereto by like order.


                                             Notary Public



STATE OF TEXAS       )
                     ) ss.:
COUNTY OF HARRIS     )


          On the _____ day of ____________, 2000, before me personally came _______________, to me known, who being by me duly sworn, did depose and say: that he/she resides in Houston, Texas; that he/she is the _______________ of Cabot Oil & Gas Corporation, the corporation described in and which executed the above instrument; that he/she knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he/she signed his/her name thereto by like order.



                                             Notary Public

                                                                      APPENDIX A
                                                                      ----------



                                   The Plan
                                   --------


             The following Company plan is subject to this Trust:


                         The Cabot Oil & Gas Corporation
                         Deferred Compensation Plan,
                         effective as of June 1, 1998

                                                                      APPENDIX B
                                                                      ----------


                          Form of Adoption Agreement
                          --------------------------


          The undersigned __________________________ (the "Affiliate"), a
_____________ of _____________________ (the "Parent"), has adopted, and/or incurred, or expects to incur, liability under, one or more nonqualified deferred compensation plans listed in Appendix A to that certain Trust Agreement (the "Trust Agreement"), made as of ________________ ___, 20___, by and between the Parent and Harris Trust and Savings Bank (the "Trustee"). The Affiliate hereby adopts the Trust Agreement for the uses and purposes set forth in the Trust Agreement, which, for purposes hereof, shall be construed as applying separately to the Affiliate as if the Affiliate were the "Company", therein, except as otherwise provided herein or in Section 18 of the Trust Agreement. As so adopted by the Affiliate, the Trust Agreement shall be known as the "Affiliate Trust Agreement," and the Affiliate shall be the Grantor of the separate trust established by the Affiliate Trust Agreement.

          The Affiliate agrees and confirms that it shall be subject to all of the terms and conditions of the Trust Agreement, as heretofore or hereafter amended. The Affiliate further agrees and confirms that: (a) it will be bound by the decisions, instructions, actions and directions of the Parent under or affecting the Affiliate Trust Agreement and the Affiliate as provided in Section 18 of the Trust Agreement, and the Trustee shall be fully protected by the Affiliate in relying upon the decisions, instructions, actions, and directions of the Parent; (b) the Trustee shall not be required to give notice to or to obtain the consent of the Affiliate with respect to any action taken or to be taken by the Trustee on or to the instructions of the Parent or otherwise pursuant or with respect to the Affiliate Trust Agreement; and (c) the Parent shall have the sole authority to enforce the Affiliate Trust Agreement on behalf of the Affiliate.

          IN WITNESS WHEREOF, the Affiliate has caused this Adoption Agreement to be duly executed as of this ____ day of __________________________, 2000.


AFFILIATE                             Attest:



By: _____________________________     By: ________________________________
    Name:                                 Name:
    Title:                                Title:



Accepted and agreed:
PARENT



By: _____________________________     Date: ______________________________
    Name:
    Title:


HARRIS TRUST AND SAVINGS BANK


By: _____________________________      Date: _____________________________
    Name:
    Title:

STATE OF ILLINOIS        )
                         ) ss. :
COUNTY OF COOK       )


          On the ____ day of _______________________, 2000, before me personally came _____________________________________ to me known, who being by me duly sworn, did depose and say: that he/she resides in______________________________; that he/she is the _____________________________ of HARRIS TRUST AND SAVINGS BANK, the corporation described in and which executed the above instrument; that he/she knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he/she signed his/her name thereto by like order.



                                        Notary Public



STATE OF TEXAS      )
                    )  ss.  :
COUNTY OF HARRIS    )


          On the ____ day of ________________________, 2000, before me personally came __________________________________ to me known, who being by me duly sworn, did depose and say: that he/she resides in ___________________________________; that he/she is the
_______________________________ of the ____________________________, the
corporation described in and which executed the above instrument; that he/she knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he/she signed his/her name thereto by like order.



                                        Notary Public

STATE OF       )
               )  ss. :
COUNTY OF      )


          On the ____day of __________________________, 2000, before me personally came_______________________________ to me known, who being by me duly sworn, did depose and say: that he/she resides in ___________________________; that he/she is the ____________ of the ___________________________, the
corporation described in and which executed the above instrument; that he/she knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he/she signed his/her name thereto by like order.



                                        Notary Public